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SLIDE-1:

Rodman & Renshaw
11th Annual Healthcare Conference
September 11, 2009

SLIDE-2:

Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission

SLIDE-3:

•	Medford, NY Based, FDA (PMA), USDA and ISO 13.485 certified manufacturer of proprietary point of care tests
•	Growing base business of rapid tests for HIV marketed in the US and globally based on lateral flow technology
•	New Product Pipeline Enabled by Patented Dual Path Platform (DPP®) Rapid, Point-of-Care-Testing (POCT) Platform
•	24% 5-Year CAGR of Sales – Achieved Profitability in Q2-09 on $3.4MM Quarterly Revenues

SLIDE-4:
Organization & Management Team
Lawrence Siebert, President
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director Katherine Davis, Director

Total Employment Approx. 100
SG&A-7
Ops.-69
R&D-18
Reg. & Clinical, QA & QC-7

SLIDE-5:

Regulatory Approvals Provide Access to
Large, Diverse & Global POCT Markets
•	Two FDA-Approved PMA’s

•	USDA-Approved Facility & Product Licenses

•	ISO Certified for Global Markets

SLIDE-6:

Overview of Current Products & Revenue 2008 of $11,049,600
	2008 Revenues	%
HIV Tests US Market	$ 2,183,500	20%
HIV Tests Intntl. Market	$ 7,008,800	63%
DPP® Products	$ 126,000	1%
Other Revenues	$ 1,731,300	16%

SLIDE-7:
Overview of Current Products &  Revenue YTD
Increases from U.S. Market, DPP® and R&D Contracts
6 Mos. Revenues ended 6/30/09 totaling $5,919,100%
HIV Tests US Market 108% Increase YTD vs. 2008	$ 2,004,900	34%
HIV Tests Intntl. Market	$ 2,391,600	40%
DPP® Products	$ 415,800	27%
Other Revenues	$ 1,106,800	19%

SLIDE-8:
$6.7B Global Point of Care Test (POCT) Market
2008	$ Millions	%
Europe	$3,254	52%
U.S.- Hospital Based	$1,772	28%
U.S. - Decentralized	$591	9%
Japan	$475	8%
China	$194	3%
Source: Independent Market  Research Report
At 7% Projected Increases, even with Large Low-Growth Segments (e.g., Glucose), Global POCT Market is Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market, Projected to Reach $8.8B by 2012

SLIDE-9:
POCT Market Drivers
•	Reduce Patient Stays and Costs, Improve Patient Outcomes with Prompt & Early Diagnosis
–	Improve Therapeutic Intervention
–	Prevent Needless Admissions
–	Simplify Testing Procedures to Reduce Testing Costs
–	Avoid Delays from Central Lab Batching
–	Eliminate Need for Return Visit (s)

SLIDE-10:
Estimated $2.2B U.S. POCT Market in 2008
Our Current and Planned Products Participate in Large & Growing US POCT Market Segments
2008	Millions	% Growth
Blood Glucose Monitoring	$393	4%
Critical Care Blood Gas	$227	8%
Electrolytes	$89	6%
Coagulation	$188	14%
Cardiac Markers	$254	16%
Drugs of Abuse	$36	12%
Urine Strips	$66	2%
Pregnancy Tests	$69	3%
Fecal Occult Blood	$47	1%
Hemoglobin Testing	$19	1%
HIV	$92	15%
Cholesterol	$150	25%
Infectious Diseases	$153	17%
All Other Rapid Tests	$425	27%
Source: Independent Market  Research Report

SLIDE-11:
U.S. Market  2008-2012 Projected Number of POCTs
Projected 79% Unit Increase 2008-2012
Year	Units in Millions
2008	856
2009	961
2010	1,081
2011	1,216
2012	1,529
Source: Independent Market  Research Report

SLIDE-12:
Estimated Projected Annual Sales of U.S. POCTs 2008-2012
Unit Growth of 79% on Sales Growth of 31% Creating Opportunity for Multiplexed Products
Year	in Millions
2008	$2,363
2009	$2,529
2010	$2,705
2011	$2,895
2012	$3,098
Source: Independent Market  Research Report

SLIDE-13:
Products & Pipeline

SLIDE-14:
FDA Approved Rapid HIV Tests
•	108% US Market Revenue Growth YTD
–	Estimated 10-15% Market Share
–	Gains Based Upon Competitive Features & Increasing Adoption of CDC Recommendations for Routine HIV Testing
•	Competitive Features
–	CLIA Waived
–	Two Formats
–	99.7% Sensitivity; 99.9% Specificity
–	Proprietary Formulation Enables 24 Month Stability
–	Strong Marketing Partner

SLIDE-15:
Chembio’s Rapid HIV Tests
are Distributed Globally
•	Approved for Procurements by UN,WHO, CDC/USAID (PEPFAR)
•	Registered/Approved in several countries in South America, Asia, and Africa
•	CE Mark Pending

SLIDE-16:

DPP® DUAL PATH PLATFORM
KEY DESIGN AND PERFORMANCE ADVANTAGES vs. LATERAL FLOW
•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	US Patent #7,189,522. Patent Protection Pending Worldwide

SLIDE-17:

DPP® HIV 1/2 Screen Assay
•	Designed for Use with Oral Fluid & Blood
•	$50MM/5MM Unit US Market Growing 15-20%/Year
•	Opportunity to Gain Market Share from Sole Competitor
•	US Clinical Trials Commencing Q4 2009

SLIDE-18:

DPP® Syphilis Screen & Confirm
•	First POCT For Syphilis In US
•	Provides Better Indication Of Active Disease
•	Enables Confirmation & Treatment At POC
•	Pre-natal Testing
•	Comparable To US HIV Market Dynamic
•	FDA Pre-IDE Submitted Q3
Developed in collaboration with the U.S. Centers for Disease Control

SLIDE-19:

Hepatitis-C (HCV) & HIV/HCV Comb.
•	Estimated 3MM HCV Infections in US
–	Only 22% Diagnosed
–	25% Co-infection with HIV
–	Major Cause of Liver Disease
–	New therapeutics from Vertex, etc. will drive demand for Dx
•	No HCV Point of Care Test in US
•	Chembio Participating in Pre-Clinical CDC Study with both prototypes

SLIDE-20:

INFLUENZA
MULTIPLEX ANTIGEN & IMMUNITY TESTS
•	Current Lateral Flow Rapid Tests Need Improvement
•	Initial Data Show Improved Performance with DPP®
•	Multiplex Immune Status Serology Test H1N1 Project

SLIDE-21:

DPP® Global Health Products
•	Five Band POC HIV Confirmatory Test Being Launched in Brazil
•	Three Year $3MM NIH SBIR Phase II Grant for Human Leptospirosis
DPP® Point of Care Test	Collaborating Organization
Tuberculosis	FIND
Malaria	FIND
HIV 1/2 Confirmatory Test	FIOCRUZ
Neglected Diseases: Leishmaniasis, Chagas, Leptospirosis, Leprosy	IDRI, NIH, FIOCRUZ

SLIDE-22:

Portable Readers with DPP®
•	Hand Held & Desktop Models
•	Sharper Test Results with DPP® improve reader performance
•	Eliminates Interpretation Errors
•	Multiplex Test Results recorded and printed
•	USB connection for Data export. A/C and Rechargeable Battery Power

SLIDE-23:

Specialty Veterinary Products
•	Companion Animals
–	Canine Leishmaniasis - Brazil
•	Research Laboratory Applications
•	Veterinary TB
–	Two USDA Approved
–	Cervid TB Pending USDA Approval

SLIDE-24:

Selected Comparative Historical Financial Results
2008 v. 2009YTD
	Three Mos Ended		Six Mos Ended
$(000s)	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Total Revenues	$3,374	$2,718	$5,919	$5,083
Cost of sales	2,012	1,706	3,558	3,238
Gross Profit	1,362	1,012	2,361	1,845
	40.4%	37.2%	39.9%	36.3%
R&D Expense	703	567	1,350	1,194
SG&A Expense	542	810	1,218	1,828
Operating Income (Loss)	117	(365)	(208)	(1,177)
Other Inc. (Expense)	(7)	2	(7)	16
Net Income (Loss) - Stkhlds	110	(363)	(215)	(1,161)
Pref Stock Expenses	-	-	-	-
Net Loss	$110	$(363)	$(215)	$(1,161)
Net Income (Loss) - per Share	$0.00	$(0.01)	$(0.00)	$(0.02)
Avg.No. Shares (Millions)	61.945	60.616	61.945	60.577
Working Capital	$1,601	$1,827	$1,601	$1,827
Total Assets	6,167	6,219	6,167	6,219
Total Liabilities	3,714	2,894	3,714	2,894
Equity (Deficit)	2,453	3,325	2,453	3,325

SLIDE-25:

Selected Comparative Historical Financial Results
2005-2008
	FOR THE YEARS ENDED
$(000s)	2008	2007	2006	2005
Total Revenues	$11,050	$9,231	$6,503	$3,941
Cost of sales	7,198	6,435	4,894	2,996
Gross Profit	3,852	2,796	1,609	945
	34.9%	30.3%	24.7%	24.0%
R&D Expense	2,605	1,907	1,402	1,365
SG&A Expense	3,317	3,765	4,787	2,878
Operating Income (Loss)	(2,071)	(2,876)	(4,580)	(3,298)
Other Inc. (Expense)	122	249	(415)	46
Net Income (Loss) - Stkhlds	(1,949)	(2,627)	(4,995)	(3,252)
Pref Stock Expenses	-	5,645	3,210	3,517
Net Loss	$(1,949)	$(8,272)	$ (8,205)	$ (6,769)
Net Income (Loss) - per Share	$ (0.03)	$ (0.57)	$ (0.80)	$ (0.88)
Avg.No. Shares (Millions)	61.267	14.608	10.293	7.705
Working Capital	$ 1,664	$ 3,229	$ 5,113	$ 4,708
Total Assets	5,915	6,585	7,907	7,075
Total Liabilities	3,338	2,322	2,297	1,964
Equity (Deficit)	2,577	4,263	(940)	1,053

SLIDE-26:
Selected Balance Sheet Data
($000s)
Balance Sheet Data	June '09	Dec. '08
Cash	$ 1,859	$ 1,212
Accts. Receivable	611	809
Inventories	1,653	1,819
Other Current Sssets	247	225
Total Current Assets	4,370	4,066
Net Fixed Assets	704	881
Other Assets	1,093	968
Total Assets	$ 6,167	$5,915

Total Current Liab.	$ 2,769	$2,402
Total Other Liab.	945	936
Total Liabilities	3,714	3,338
Total Equity	2,453	2,577
Total Liabilities & Shareholders Equity	$6,167	$5,915
Working Capital	$1,601	$1,664

SLIDE-27:

Selected Share Data
Ticker Symbol	CEMI
Price 8/31/09	$0.18
52 Week High	$0.21
52 Week Low	$0.08
Common Stock Held by Management	8.8MM
Total Issued & Outstanding Shares	61.9MM
Market Capitalization	11.1MM
Average Volume (3 Mos)	59,000

		Avg. Exerc. Price
Options	5.7MM	$0.16
Warrants
Expire 1/28/2010	5.0MM	$0.47
Expire 10/5/2011	2.6MM	$0.48
Expire 2/5/2012	0.1MM	$0.81

SLIDE-28:

www.chembio.com